Exhibit 99.1

FOR IMMEDIATE RELEASE July 23, 2019

CenterState Bank Corporation Announces

Second Quarter 2019 Earnings Results

(all amounts are in thousands, except per share data, or unless otherwise noted)

WINTER HAVEN, FL. – July 23, 2019 - CenterState Bank Corporation (Nasdaq: CSFL) (the “Company” or “CenterState”) reported net income of $54,523, or diluted earnings per share of $0.42, for the second quarter of 2019, compared to net income of $32,163, or diluted earnings per share of $0.38, for the second quarter of 2018. Highlights for the period ended June 30, 2019 and selected performance metrics are set forth below.

•	Acquisition/Integration:
o	National Commerce Corporation (“NCOM”) acquisition was completed on April 1, 2019, providing deeper market penetration into the core growth markets of Orlando, Tampa, Jacksonville and Atlanta
•	Net Interest Margin, tax equivalent (“NIM”) (Non-GAAP(1)):
o	NIM increased 5 basis points (“bps”) to 4.45% for the current quarter compared with the previous quarter and decreased 6 bps compared with the 2018 second quarter
o	Excluding all loan accretion, NIM increased 11 bps for the current quarter compared with the prior quarter and increased 15 bps compared with the 2018 second quarter
o	As was expected, the addition of NCOM led to an increase in earning asset yields, deposit costs, and to an overall increase in the net interest margin
•	Non-Interest Income:
o

Non-interest income increased $8.6 million from the prior quarter primarily due to increases in mortgage banking revenue of $2.6 million, correspondent banking revenue of $2.5 million and the effects of non-interest income added with the NCOM acquisition

o	Non-interest income to average assets was 0.91%, compared to 0.96% in the previous quarter and 0.87% in the 2018 second quarter
•	Non-Interest Expense:
o

Efficiency ratio (Non-GAAP(1)) was 61.9% compared to 58.7% in the previous quarter and 64.3% in the 2018 second quarter; adjusted efficiency ratio (Non-GAAP(2)) was 51.7% compared to 52.3% in the previous quarter and 51.1% in the 2018 second quarter

o	Most of the remaining cost savings from the NCOM acquisition, including system conversion, are expected to be realized in the fourth quarter of 2019
•	Loans:
o	Excluding loans acquired in the NCOM acquisition, total loans increased by approximately 1% during the current quarter and the current year (annualized)
o	Second quarter loan production of $864 million grew $258 million, or 43% from first quarter pro forma combined levels
o	Non-performing assets decreased $9 million from the prior quarter while non-performing assets to total assets ratio fell from 0.33% to 0.19%
•	Deposits:
o

Excluding the deposits acquired in the NCOM acquisition, non-CD deposits decreased by approximately 1% during the current quarter and increased approximately by 4% during the current year (annualized); checking account balances represent 49% of total deposits

o	Loan to deposit ratio increased to 89%
•	Share Repurchase Activity:
o	The Company repurchased 1.68 million shares at a volume-weighted average price of $22.98 during the current quarter

	Three Months Ended June 30,
	2019		2018
		Adjusted (2)		Adjusted (2)
	Reported	(Non-GAAP)	Reported	(Non-GAAP)
Net income	$54,523	$66,489	$32,163	$42,923
Return on average assets	1.30%	1.59%	1.24%	1.66%
Return on average tangible equity (Non-GAAP)(1)	14.9%	18.0%	15.7%	20.7%
Earnings per share diluted	$0.42	$0.51	$0.38	$0.50
Efficiency ratio, tax equivalent (Non-GAAP)(1)	61.9%	51.7%	64.3%	51.1%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.
(2)

Performance metrics presented above are adjusted for gain or loss on sale of available-for-sale securities and merger-related expenses, which for the three and six months ended  June 30,2019, represent direct severance, system terminations, and legal and professional fees, that are not duplicative of current operations, and other items.  See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Condensed Consolidated Income Statement (unaudited)

Condensed consolidated income statements (unaudited) are shown below for the periods indicated.

	Three Months Ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Interest income
Loans	$167,676	$116,285	$116,754	$101,555	$97,642	$283,961	$187,572
Investment securities	14,453	14,002	13,516	11,746	11,884	28,455	23,860
Federal Funds sold and other	3,124	1,995	1,911	1,362	1,103	5,119	2,356
Total interest income	185,253	132,282	132,181	114,663	110,629	317,535	213,788
Interest expense
Deposits	23,037	13,323	12,360	9,096	6,668	36,360	11,804
Securities sold under agreement to repurchase	299	236	203	169	138	535	260
Other borrowed funds	2,679	3,978	3,289	2,966	2,771	6,657	5,190
Corporate debentures	557	570	647	579	523	1,127	987
Interest expense	26,572	18,107	16,499	12,810	10,100	44,679	18,241
Net interest income	158,681	114,175	115,682	101,853	100,529	272,856	195,547
Provision for loan losses	2,792	1,053	2,100	1,950	2,933	3,845	4,233
Net interest income after loan loss provision	155,889	113,122	113,582	99,903	97,596	269,011	191,314

(Loss) gain on sale of securities available for sale	(5)	17	—	—	—	12	(22)
Gain on sale of deposits	—	—	—	611	—	—	—
All other non interest income	37,948	29,283	32,396	26,493	22,589	67,231	45,649
Total non interest income	37,943	29,300	32,396	27,104	22,589	67,243	45,627

Merger related expenses	15,739	6,365	1,668	10,395	14,140	22,104	22,849
All other non interest expense	106,250	78,108	77,852	66,944	65,472	184,358	132,759
Total non interest expense	121,989	84,473	79,520	77,339	79,612	206,462	155,608

Income before income tax	71,843	57,949	66,458	49,668	40,573	129,792	81,333
Income tax provision	16,721	13,306	15,807	11,683	8,410	30,027	13,534
Net income before earnings attributable to noncontrolling interest	55,122	44,643	50,651	37,985	32,163	99,765	67,799
Earnings attributable to noncontrolling interest	599	—	—	—	—	599	—
Net income	$54,523	$44,643	$50,651	$37,985	$32,163	$99,166	$67,799
Net income allocated to common shareholders	$54,502	$44,620	$50,619	$37,957	$32,137	$99,122	$67,743

Earnings per share - Basic	$0.42	$0.47	$0.53	$0.43	$0.38	$0.88	$0.81
Earnings per share - Diluted	$0.42	$0.46	$0.52	$0.43	$0.38	$0.87	$0.80
Dividends per share	$0.11	$0.11	$0.10	$0.10	$0.10	$0.22	$0.20
Average common shares outstanding (basic)	129,848	95,741	95,603	87,814	83,870	112,888	83,507
Average common shares outstanding (diluted)	130,768	96,501	96,450	88,811	85,007	113,705	84,894
Common shares outstanding at period end	129,006	95,913	95,680	95,636	84,120	129,006	84,120
Effective tax rate (1)	23.47%	22.96%	23.78%	23.52%	20.73%	23.24%	16.64%

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

Presented below are condensed consolidated balance sheets for the periods indicated.

	Ending Balance
Condensed Consolidated Balance Sheets	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Assets
Cash and due from banks	$399,952	$256,580	$135,352	$118,179	$85,589
Fed funds sold and Fed Res Bank deposits	437,386	339,223	231,981	488,152	307,375
Trading securities	651	—	1,737	—	1,848
Investment securities:
Available for sale	1,792,757	1,701,396	1,727,348	1,536,842	1,528,270
Held to maturity	210,756	214,240	216,833	219,850	223,839
Total investment securities	2,003,513	1,915,636	1,944,181	1,756,692	1,752,109
Loans held for sale	95,108	49,474	40,399	39,554	36,366
Loans:
Originated loans	4,888,357	4,349,627	4,108,656	3,762,396	3,503,443
Acquired loans	6,667,101	3,850,312	4,072,877	4,293,025	3,362,427
Purchased Credit Impaired ("PCI") loans	157,303	149,456	158,971	167,671	173,950
Total gross loans	11,712,761	8,349,395	8,340,504	8,223,092	7,039,820
Allowance for loan losses	(40,653)	(40,052)	(39,770)	(38,811)	(37,484)
Loans, net of allowance	11,672,108	8,309,343	8,300,734	8,184,281	7,002,336
Premises, equipment and right of use assets, net	324,974	248,625	227,454	224,506	191,229
Goodwill	1,204,417	802,880	802,880	802,880	605,232
Core deposit intangible	99,200	63,511	66,225	69,133	51,754
Bank owned life insurance	326,689	269,144	267,820	267,979	211,676
OREO	5,881	5,981	2,909	4,643	5,376
Deferred income tax asset, net	44,637	38,030	51,462	60,839	60,868
Other assets	422,081	289,210	264,454	257,527	224,965
Total Assets	$17,036,597	$12,587,637	$12,337,588	$12,274,365	$10,536,723

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$3,990,883	$3,152,251	$2,923,640	$3,094,652	$2,892,091
Interest bearing	2,493,870	1,813,028	1,811,006	1,702,467	1,439,839
Total checking accounts	6,484,753	4,965,279	4,734,646	4,797,119	4,331,930
Money market accounts	3,569,025	2,156,667	2,216,571	2,103,884	1,777,468
Savings deposits	725,124	703,949	704,159	711,235	664,517
Time deposits	2,433,183	1,921,130	1,821,960	1,862,288	1,447,893
Total deposits	13,212,085	9,747,025	9,477,336	9,474,526	8,221,808
Federal funds purchased	276,963	303,017	294,360	272,002	234,212
Other borrowings	310,595	302,534	451,187	463,639	415,039
Other liabilities	346,442	207,509	143,361	151,039	125,416
Equity:
Common stockholders’ equity	2,878,377	2,027,552	1,971,344	1,913,159	1,540,248
Noncontrolling interest	12,135	—	—	—	—
Total equity	2,890,512	2,027,552	1,971,344	1,913,159	1,540,248

Total Liabilities and Equity	$17,036,597	$12,587,637	$12,337,588	$12,274,365	$10,536,723

SELECTED CONSOLIDATED FINANCIAL DATA

The table below summarizes selected financial data for the periods presented.

	Three Months Ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Selected financial data
Return on average assets (annualized)	1.30%	1.47%	1.64%	1.38%	1.24%	1.37%	1.33%
Adjusted return on average assets (annualized) (Non-GAAP) (1)	1.59%	1.63%	1.68%	1.65%	1.66%	1.61%	1.67%

Return on average common equity (annualized)	7.63%	9.05%	10.38%	9.00%	8.44%	8.21%	9.00%
Adjusted return on average common equity (annualized) (Non-GAAP) (1)	9.31%	10.03%	10.64%	10.77%	11.27%	9.60%	11.32%

Return on average tangible equity (annualized) (Non-GAAP) (1)	14.95%	16.80%	19.78%	16.73%	15.69%	15.73%	16.89%
Adjusted return on average tangible equity (annualized) (Non-GAAP) (1)	18.04%	18.54%	20.25%	19.85%	20.67%	18.25%	21.00%

Efficiency ratio (tax equivalent) (Non-GAAP) (1)	61.9%	58.7%	53.4%	59.7%	64.3%	60.5%	64.2%
Adjusted efficiency ratio, tax equivalent (Non-GAAP) (1)	51.7%	52.3%	50.3%	50.0%	51.1%	51.9%	52.9%

Dividend payout	26.2%	23.9%	19.2%	23.3%	26.3%	25.3%	25.0%
Loan / deposit ratio	88.7%	85.7%	88.0%	86.8%	85.6%
Common stockholders’ equity (to total assets)	16.9%	16.1%	16.0%	15.6%	14.6%
Common equity per common share	$22.31	$21.14	$20.60	$20.00	$18.31
Common tangible equity per common share (Non-GAAP) (1)	$12.17	$12.08	$11.49	$10.86	$10.49
Common tangible equity (to total tangible assets) (Non-GAAP) (1)	10.0%	9.9%	9.6%	9.1%	8.9%
Tier 1 capital (to average assets)	9.9%	10.3%	10.0%	11.0%	9.6%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Loan Portfolio

The table below summarizes the Company’s loan portfolio over the most recent five-quarter ends.

	Ending Balance
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Real estate loans
Residential	$2,536,324	$1,818,228	$1,760,918	$1,775,600	$1,592,064
Commercial	6,153,379	4,481,375	4,541,434	4,487,795	3,810,461
Land, development and construction loans	1,057,532	658,373	642,590	652,840	471,450
Total real estate loans	9,747,235	6,957,976	6,944,942	6,916,235	5,873,975
Commercial loans	1,714,121	1,181,628	1,188,974	1,109,871	1,004,213
Consumer and other loans	247,049	206,754	203,895	194,889	160,739
Total loans before unearned fees and costs	11,708,405	8,346,358	8,337,811	8,220,995	7,038,927
Unearned fees and costs	4,356	3,037	2,693	2,097	893

Total Loans	$11,712,761	$8,349,395	$8,340,504	$8,223,092	$7,039,820

Loan production

DEPOSITS

	Ending Balance
Deposit mix	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Checking accounts
Non-interest bearing	$3,990,883	$3,152,251	$2,923,640	$3,094,652	$2,892,091
Interest bearing	2,493,870	1,813,028	1,811,006	1,702,467	1,439,839
Savings deposits	725,124	703,949	704,159	711,235	664,517
Money market accounts	3,569,025	2,156,667	2,216,571	2,103,884	1,777,468
Time deposits	2,433,183	1,921,130	1,821,960	1,862,288	1,447,893
Total deposits	$13,212,085	$9,747,025	$9,477,336	$9,474,526	$8,221,808

Non time deposits as percentage of total deposits	82%	80%	81%	80%	82%
Time deposits as percentage of total deposits	18%	20%	19%	20%	18%
Total deposits	100%	100%	100%	100%	100%

NET INTEREST MARGIN

The Company’s NIM increased 5 bps from 4.40% in the previous quarter to 4.45% during the current quarter, primarily as a result of increased earning asset yields from the NCOM acquisition. The tax equivalent yield on the originated loan portfolio increased by 28 bps from the prior quarter to 5.15%. Excluding the factored receivables portfolio originations, the yield on originated loans was 4.88%, representing a 1 bp increase. The tax equivalent yield on new loan production (excluding factored receivables) decreased by 28 bps from 5.34% in the prior quarter to 5.06% during the current quarter, 18 bps above the existing portfolio yield (excluding factored receivables) of 4.88%. The tax equivalent yield on the securities portfolio decreased by 4 bps from 2.99% in the prior quarter to 2.95% during the current quarter. Second quarter 2019 loan accretion of $15.6 million increased the NIM by 44 bps, as compared with first quarter 2019’s $12.9 million which increased the NIM by 50 bps. The 13 bps increase in total deposit costs compared with the prior quarter was primarily attributable to the NCOM merger.

The table below summarizes yields and costs by various interest earning asset and interest bearing liability account types for the current quarter, the previous calendar quarter and the same quarter last year.

	Three Months Ended
	Jun. 30, 2019			Mar. 31, 2019			Jun. 30, 2018
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate
Originated loans (1)	$4,780,171	$61,385	5.15%	$4,243,258	$50,907	4.87%	$3,326,798	$38,197	4.61%
Acquired loans (1)	6,804,481	98,826	5.83%	3,964,231	55,561	5.68%	3,471,012	48,720	5.63%
PCI loans	161,141	7,750	19.29%	155,584	10,140	26.43%	183,452	11,096	24.26%
Taxable securities	1,773,349	12,740	2.88%	1,707,002	12,286	2.92%	1,552,550	10,325	2.67%
Tax-exempt securities (1)	219,817	1,923	3.51%	220,244	1,940	3.57%	205,042	1,845	3.61%
Fed funds sold and other	618,757	3,124	2.03%	289,347	1,995	2.80%	259,534	1,103	1.70%
Total interest earning assets (1)	$14,357,716	$185,748	5.19%	$10,579,666	$132,829	5.09%	$8,998,388	$111,286	4.96%

Non-interest earnings assets	2,406,009			1,747,886			1,369,027
Total assets	$16,763,725			$12,327,552			$10,367,415

Interest bearing deposits	$9,126,275	$23,036	1.01%	$6,430,085	$13,323	0.84%	$5,247,246	$6,668	0.51%
Fed funds purchased	290,281	1,835	2.54%	259,590	1,618	2.53%	268,431	1,300	1.94%
Other borrowings	160,167	1,144	2.86%	402,624	2,596	2.61%	325,067	1,609	1.99%
Corporate debentures	32,546	557	6.86%	32,459	570	7.12%	32,199	523	6.51%
Total interest bearing liabilities	$9,609,269	$26,572	1.11%	$7,124,758	$18,107	1.03%	$5,872,943	$10,100	0.69%

Non-interest bearing deposits	4,013,782			3,032,471			2,861,583
All other liabilities	264,430			169,912			104,906
Total equity	2,876,244			2,000,411			1,527,983
Total liabilities and equity	$16,763,725			$12,327,552			$10,367,415

Net Interest Spread (1)			4.08%			4.06%			4.27%
Net Interest Margin (1)			4.45%			4.40%			4.51%

Cost of Total Deposits			0.70%			0.57%			0.33%
(1)	Tax equivalent yield (Non-GAAP); see reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

The table below summarizes accretion income for the periods presented.

	Three Months Ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
PCI accretion	$5,248	$7,904	$7,187	$5,371	$8,546	$13,152	$13,823
Non-PCI accretion	10,335	4,951	6,177	4,762	5,976	15,286	11,451
Total loan accretion	$15,583	$12,855	$13,364	$10,133	$14,522	$28,438	$25,274

The table below compares the unpaid principal balance and the carrying balance (book balance) of the Company’s total Acquired and PCI loans at June 30, 2019.

	Principal	Carrying	Total Loan
	Balance	Balance	Discount		Percentage
Acquired Loans	$6,740,788	$6,667,101	($73,687)		1.1%
PCI loans	228,434	157,303	(71,131)	(1)	31.1%
Total purchased loans	$6,969,222	$6,824,404	($144,818)		2.1%
(1)	Represents a credit discount of $27,748 and a non-credit discount of $43,383.

NON-INTEREST INCOME

Non-interest income increased $8.6 million to $37,943 during the current quarter compared to $29,300 in the previous quarter. The increase is mainly attributable to an increase in correspondent banking revenue due to higher interest rate swap revenue, an increase in mortgage banking revenue and additional revenue due to the impact of the NCOM acquisition completed on April 1, 2019. The table below summarizes the Company’s non-interest income for the periods indicated.

Condensed Consolidated Non-Interest Income (unaudited)

	Three Months Ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Correspondent banking revenue	$11,534	$9,000	$9,893	$8,296	$7,076	$20,534	$15,199
Mortgage banking revenue	6,803	4,193	4,204	3,188	2,616	10,996	5,218
SBA revenue	1,252	688	497	1,020	1,027	1,940	2,015
Wealth management related revenue	875	607	725	676	640	1,482	1,256
Service charges on deposit accounts	7,507	6,678	7,349	5,787	4,861	14,185	9,695
Debit, prepaid, ATM and merchant card related fees	6,376	5,018	5,149	3,869	3,498	11,394	7,225
Other non-interest income	3,601	3,099	4,579	3,657	2,871	6,700	5,041
Subtotal	$37,948	$29,283	$32,396	$26,493	$22,589	$67,231	$45,649
(Loss) gain on sale of securities available for sale	(5)	17	—	—	—	12	(22)
Gain on sale of deposits	—	—	—	611	—	—	—
Total Non-Interest Income	$37,943	$29,300	$32,396	$27,104	$22,589	$67,243	$45,627

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

NON-INTEREST EXPENSES

Excluding merger-related expenses, non-interest expense increased $28,142 in the second quarter to $106,250 compared to the previous quarter. The company fully incurred carrying costs of the NCOM acquisition for the current quarter. The table below summarizes the Company’s non-interest expense for the periods indicated.

Condensed Consolidated Non-Interest Expense (unaudited)

	Three Months Ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Salaries, wages and employee benefits	$67,516	$48,393	$48,044	$41,698	$40,683	$115,909	$82,576
Occupancy expense	7,752	5,602	5,633	5,428	4,968	13,354	9,836
Depreciation of premises and equipment	3,550	2,850	2,752	2,439	2,322	6,400	4,597
Marketing expenses	1,797	2,020	1,903	1,493	1,425	3,817	2,839
Data processing expenses	5,525	3,656	3,621	2,729	3,453	9,181	7,958
Legal, auditing and other professional fees	2,106	1,442	2,599	1,301	1,332	3,548	2,263
Bank regulatory related expenses	2,074	1,616	1,299	1,367	1,209	3,690	2,219
Debit, ATM and merchant card related expenses	1,304	1,453	1,657	972	860	2,757	1,624
Credit related expenses	760	729	165	688	32	1,489	649
Amortization of intangibles	4,435	2,814	2,989	2,480	2,240	7,249	4,549
Impairment on bank property held for sale	315	107	80	247	891	422	2,340
Other expenses	9,116	7,426	7,110	6,102	6,057	16,542	11,309
Subtotal	$106,250	$78,108	$77,852	$66,944	$65,472	$184,358	$132,759
Merger-related expenses	15,739	6,365	1,668	10,395	14,140	22,104	22,849
Total Non-Interest Expense	$121,989	$84,473	$79,520	$77,339	$79,612	$206,462	$155,608

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES

Non-performing assets (“NPAs”) totaled $32,451 at June 30, 2019, compared to $41,475 at March 31, 2019. NPAs as a percentage of total assets decreased to 0.19% at June 30, 2019, compared to 0.33% at March 31, 2019.

The table below summarizes selected credit quality data for the periods indicated.

	Ending Balance
Non-Performing Assets (1)	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Non-accrual loans	$26,334	$35,181	$23,567	$23,450	$23,071
Past due loans 90 days or more
and still accruing interest	—	—	—	—	—
Total non-performing loans (“NPLs”)	26,334	35,181	23,567	23,450	23,071
Other real estate owned (“OREO”)	5,881	5,981	2,909	4,643	5,376
Repossessed assets other than real estate	236	313	350	526	107
Total non-performing assets	$32,451	$41,475	$26,826	$28,619	$28,554

	Three Months Ended					Six Months Ended
Asset Quality Ratios (1)	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Non-performing loans as percentage of total loans	0.23%	0.43%	0.29%	0.29%	0.34%
Non-performing assets as percentage of total assets	0.19%	0.33%	0.22%	0.23%	0.27%
Non-performing assets as percentage of loans and
OREO plus other repossessed assets	0.28%	0.51%	0.33%	0.36%	0.42%
Loans past due 30 thru 89 days and accruing interest
as a percentage of total loans	0.44%	0.42%	0.45%	0.35%	0.37%
Allowance for loan losses as percentage of NPLs	154%	113%	168%	165%	161%
Net charge-offs (recoveries)	$2,191	$771	$1,131	$623	($122)	$2,962	($351)
Net charge-offs (recoveries) as a percentage of average
loans for the period on an annualized basis	0.08%	0.04%	0.05%	0.03%	(0.01)%	0.06%	(0.01)%

(1)	Excludes PCI loans.

The allowance for loan losses (“ALLL") totaled $40,653 at June 30, 2019, compared to $40,052 at March 31, 2019, an increase of $601 due to loan loss provision expense of $2,792 and net charge-offs of $2,191.  The changes in the Company’s ALLL components between June 30, 2019 and March 31, 2019 are summarized in the table below (unaudited).

	June 30, 2019			March 31, 2019			Increase (Decrease)
	Loan	ALLL		Loan	ALLL		Loan	ALLL
	Balance	Balance	%	Balance	Balance	%	Balance	Balance
Originated loans	$4,877,657	$36,311	0.74%	$4,338,962	$35,633	0.82%	$538,695	$678	(8) bps
Impaired originated loans	10,700	680	6.36%	10,665	916	8.59%	35	(236)	(223) bps
Total originated loans	4,888,357	36,991	0.76%	4,349,627	36,549	0.84%	538,730	442	(8) bps

Acquired loans (1)	6,660,600	2,296	0.03%	3,843,500	1,753	0.05%	2,817,100	543	(2) bps
Impaired acquired loans (2)	6,501	1,168	17.97%	6,812	1,559	22.89%	(311)	(391)	(492) bps
Total acquired loans	6,667,101	3,464	0.05%	3,850,312	3,312	0.09%	2,816,789	152	(4) bps

Total non-PCI loans	11,555,458	40,455		8,199,939	39,861		3,355,519	594
PCI loans	157,303	198		149,456	191		7,847	7
Total loans	$11,712,761	$40,653		$8,349,395	$40,052		$3,363,366	$601

(1)

Performing acquired loans recorded at estimated fair value on the related acquisition dates.  The total net unamortized fair value adjustment at June 30, 2019 was approximately $73,610 or 1.09% of the aggregate outstanding related loan balances.

(2)	These are loans that were acquired as performing loans that subsequently became impaired.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This press release contains financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”), including adjusted net income, adjusted net income per share diluted, adjusted return on average assets, adjusted return on average equity, return on average tangible equity, adjusted return on average tangible equity, adjusted efficiency ratio, adjusted non-interest income, adjusted non-interest expense, adjusted net-interest income, tangible common equity, tangible common equity to tangible assets, common tangible equity per common share, tax equivalent yields on loans, securities and earning assets, and tax equivalent net interest spread and margin, which we refer to “Non-GAAP financial measures.”  The tables below provide reconciliations between these Non-GAAP measures and net income, interest income, net interest income and tax equivalent basis interest income and net interest income, return on average assets, return on average equity, the efficiency ratio, total stockholders’ equity and tangible common equity, as applicable.

Management uses these Non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and enhance investors’ understanding of the Company’s core business and performance without the impact of merger-related expenses.  Accordingly, management believes it is appropriate to exclude merger-related expenses because those costs are specific to each acquisition, vary based upon the size, complexity and other specifics of each acquisition, and are not indicative of the costs to operate the Company’s core business.

Non-GAAP measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these Non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

 Reconciliation of GAAP to non-GAAP Measures (unaudited):

	Three months ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Adjusted net income (Non-GAAP)
Net income (GAAP)	$54,523	$44,643	$50,651	$37,985	$32,163	$99,166	$67,799
Loss (gain) on sale of securities available for sale, net of tax	4	(13)	—	—	—	(9)	17
Gain on sale of deposits, net of tax	—	—	—	(465)	—	—	—
Merger-related expenses, net of tax	11,962	4,833	1,262	7,915	10,760	16,795	17,407
Adjusted net income (Non-GAAP)	$66,489	$49,463	$51,913	$45,435	$42,923	$115,952	$85,223

Adjusted net income per share - Diluted
Earnings per share - Diluted (GAAP)	$0.42	$0.46	$0.52	$0.43	$0.38	$0.87	$0.80
Effect to adjust for gain on sale of deposits, net of tax	—	—	—	(0.01)	—	—	—
Effect to adjust for merger-related expenses, net of tax	0.09	0.05	0.02	0.09	0.12	0.15	0.20
Adjusted net income per share - Diluted (Non-GAAP)	$0.51	$0.51	$0.54	$0.51	$0.50	$1.02	$1.00

Adjusted return on average assets (Non-GAAP)
Return on average assets (GAAP)	1.30%	1.47%	1.64%	1.38%	1.24%	1.37%	1.33%
Effect to adjust for gain on sale of deposits, net of tax	—	—	—	(0.02)%	—	—	—
Effect to adjust for merger-related expenses, net of tax	0.29%	0.16%	0.04%	0.29%	0.42%	0.24%	0.34%
Adjusted return on average assets (Non-GAAP)	1.59%	1.63%	1.68%	1.65%	1.66%	1.61%	1.67%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Three months ended					Six Months Ended
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Adjusted return on average equity (Non-GAAP)
Return on average equity (GAAP)	7.63%	9.05%	10.38%	9.00%	8.44%	8.21%	9.00%
Effect to adjust for gain on sale of deposits, net of tax	—	—	—	(0.11)%	—	—	—
Effect to adjust for merger and acquisition related expenses, net of tax	1.68%	0.98%	0.26%	1.88%	2.82%	1.39%	2.31%
Adjusted return on average equity (Non-GAAP)	9.31%	10.03%	10.64%	10.77%	11.26%	9.60%	11.31%

Return on average tangible equity (non-GAAP)
Net income (GAAP)	$54,523	$44,643	$50,651	$37,985	$32,163	$99,166	$67,799
Amortization of intangibles, net of tax	3,371	2,136	2,278	1,888	1,705	5,564	3,792
Adjusted net income for average tangible equity (Non-GAAP)	$57,894	$46,779	$52,929	$39,873	$33,868	$104,730	$71,591

Average stockholders' equity (GAAP)	$2,876,244	$2,000,411	$1,935,152	$1,673,773	$1,527,983	$2,440,747	$1,518,820
Average noncontrolling interest	(11,844)	—	—	—	—	(5,955)	—
Average goodwill	(1,203,052)	(802,880)	(802,880)	(669,682)	(608,092)	(1,004,071)	(608,901)
Average core deposit intangible	(103,369)	(65,116)	(67,648)	(57,306)	(53,112)	(84,348)	(54,383)
Average other intangibles	(4,602)	(2,934)	(2,947)	(1,497)	(823)	(3,772)	(737)
Average tangible equity (Non-GAAP)	$1,553,377	$1,129,481	$1,061,677	$945,288	$865,956	$1,342,601	$854,799

Return on average tangible equity (annualized) (Non-GAAP)	14.95%	16.80%	19.78%	16.73%	15.69%	15.73%	16.89%

Adjusted return on average tangible equity (non-GAAP)
Return on average tangible equity (Non-GAAP)	14.95%	16.80%	19.78%	16.73%	15.69%	15.73%	16.89%
Effect to adjust for gain on sale of deposits, net of tax	—	—	—	(0.20)%	—	—	—
Effect to adjust for merger-related expenses, net of tax	3.09%	1.74%	0.47%	3.32%	4.98%	2.52%	4.11%
Adjusted return on average tangible equity (Non-GAAP)	18.04%	18.54%	20.25%	19.85%	20.67%	18.25%	21.00%

Efficiency ratio (tax equivalent) (Non-GAAP)
Non interest income (GAAP)	$37,943	$29,300	$32,396	$27,104	$22,589	$67,243	$45,627
Gain on sale of deposits	—	—	—	(611)	—	—	—
Adjusted non interest income (Non-GAAP)	$37,943	$29,300	$32,396	$26,493	$22,589	$67,243	$45,627

Net interest income before provision (GAAP)	$158,681	$114,175	$115,682	$101,853	$100,529	$272,856	$195,547
Total tax equivalent adjustment	495	547	731	657	657	1,004	1,259
Adjusted net interest income (Non-GAAP)	$159,176	$114,722	$116,413	$102,510	$101,186	$273,860	$196,806

Non interest expense (GAAP)	$121,989	$84,473	$79,520	$77,339	$79,612	$206,462	$155,608
Amortization of intangibles	(4,435)	(2,814)	(2,989)	(2,480)	(2,240)	(7,249)	(4,549)
Merger and acquisition related expenses	(15,739)	(6,365)	(1,668)	(10,395)	(14,140)	(22,104)	(22,849)
Adjusted non interest expense (Non-GAAP)	$101,815	$75,294	$74,863	$64,464	$63,232	$177,109	$128,210

Efficiency ratio (tax equivalent) (Non-GAAP)	61.9%	58.7%	53.4%	59.7%	64.3%	60.5%	64.2%

Adjusted efficiency ratio, tax equivalent (Non-GAAP)	51.7%	52.3%	50.3%	50.0%	51.1%	51.9%	52.9%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Ending Balance
	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018
Tangible common equity (Non-GAAP)
Total common stockholders' equity (GAAP)	$2,878,377	$2,027,552	$1,971,344	$1,913,159	$1,540,248
Goodwill	(1,204,417)	(802,880)	(802,880)	(802,880)	(605,232)
Core deposit intangible	(99,200)	(63,511)	(66,225)	(69,133)	(51,754)
Other intangibles	(4,620)	(2,996)	(2,953)	(2,925)	(923)
Common tangible equity (Non-GAAP)	$1,570,140	$1,158,165	$1,099,286	$1,038,221	$882,339

Total assets (GAAP)	$17,036,597	$12,587,637	$12,337,588	$12,274,365	$10,536,723
Goodwill	(1,204,417)	(802,880)	(802,880)	(802,880)	(605,232)
Core deposit intangible	(99,200)	(63,511)	(66,225)	(69,133)	(51,754)
Other intangibles	(4,620)	(2,996)	(2,953)	(2,925)	(923)
Total tangible assets (Non-GAAP)	$15,728,360	$11,718,250	$11,465,530	$11,399,427	$9,878,814

Common tangible equity to tangible assets (Non-GAAP)	10.0%	9.9%	9.6%	9.1%	8.9%
Common tangible equity per common share (Non-GAAP)	$12.17	$12.08	$11.49	$10.86	$10.49
Common shares outstanding at period end	129,006	95,913	95,680	95,636	84,120

	Three months ended
	Jun. 30, 2019	Mar. 31, 2019	Jun. 30, 2018
Tax equivalent yields (Non-GAAP)
Originated loans	$61,124	$50,621	$37,826
Acquired loans	98,802	55,524	48,720
PCI loans	7,750	10,140	11,096
Taxable securities	12,740	12,286	10,325
Tax -exempt securities	1,713	1,716	1,559
Fed funds sold and other	3,124	1,995	1,103
Interest income (GAAP)	$185,253	$132,282	$110,629
Tax equivalent adjustment for originated loans	261	286	371
Tax equivalent adjustment for acquired loans	24	37	—
Tax equivalent adjustment for tax-exempt securities	210	224	286
Tax equivalent adjustments	495	547	657
Interest income (tax equivalent) (Non-GAAP)	$185,748	$132,829	$111,286

Net interest income (GAAP)	$158,681	$114,175	$100,529
Tax equivalent adjustments	495	547	657
Net interest income (tax equivalent) (Non-GAAP)	$159,176	$114,722	$101,186

Yield on originated loans	5.13%	4.84%	4.56%
Effect from tax equivalent adjustment	0.02%	0.03%	0.05%
Yield on originated loans - tax equivalent (Non-GAAP)	5.15%	4.87%	4.61%

Yield on acquired loans	5.82%	5.68%	5.63%
Effect from tax equivalent adjustment	0.01%	—	—
Yield on acquired loans - tax equivalent (Non-GAAP)	5.83%	5.68%	5.63%

Yield on tax exempted securities	3.13%	3.16%	3.05%
Effect from tax equivalent adjustment	0.38%	0.41%	0.56%
Yield on tax exempted securities - tax equivalent (Non-GAAP)	3.51%	3.57%	3.61%

Yield on interest earning assets (GAAP)	5.18%	5.07%	4.93%
Effect from tax equivalent adjustments	0.01%	0.02%	0.03%
Yield on interest earning assets - tax equivalent (Non-GAAP)	5.19%	5.09%	4.96%

Net interest spread (GAAP)	4.07%	4.04%	4.24%
Effect for tax equivalent adjustments	0.01%	0.02%	0.03%
Net interest spread (Non-GAAP)	4.08%	4.06%	4.27%

Net interest margin (GAAP)	4.43%	4.38%	4.48%
Effect from tax equivalent adjustments	0.02%	0.02%	0.03%
Net interest margin - tax equivalent (Non-GAAP)	4.45%	4.40%	4.51%

Net interest margin - tax equivalent (Non-GAAP)	4.45%	4.40%	4.51%
Effect of loan accretion	(0.44%)	(0.50%)	(0.65%)
Net interest margin excluding loan accretion (Non-GAAP)	4.01%	3.90%	3.86%

About CenterState Bank Corporation

CenterState operates as one of the leading Southeastern regional bank franchises headquartered in the state of Florida.  Both CenterState and its nationally chartered bank subsidiary are based in Winter Haven, Florida, between Orlando and Tampa.  With over $17 billion in assets, the Bank provides traditional retail, commercial, mortgage, wealth management and SBA services throughout its Florida, Georgia and Alabama branch network and customer relationships in neighboring states.  The Bank also has a national footprint, serving clients coast to coast through its correspondent banking division.

For additional information contact John C. Corbett (CEO), Stephen D. Young (COO) or William E. Matthews (CFO) at 863-293-4710.

Forward Looking Statements

Information in this press release, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology.  All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with NCOM and its integration; the ability to successfully integrate our acquisitions, including that of NCOM; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events that may or may not be caused by climate change; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. Forward-looking statements speak only as of the date they are made. You should not expect us to update any forward-looking statements.